Exhibit 31.3

OFFICER’S CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Harry Simeonidis, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K/A of GBS, Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

September 30, 2021

/s/ Harry Simeonidis
Harry Simeonidis, Chief Executive Officer
(Principal Executive Officer)